Supplement to

Calvert Variable Series, Inc.

Ameritas Small Capitalization Portfolio

Prospectus dated: April 30, 2001

Date of Supplement: November 1, 2001

Replace the second paragraph in the side bar on page 6 with the following:

Subadvisor: John McStay Investment Counsel

Add the following two paragraphs to page 29 with the following:

John McStay Investment Counsel ("McStay") (5949 Sherry Lane, Suite 1600 Dallas, TX 75225) serves as the investment subadvisor to the Small Capitalization Portfolio.

McStay uses a team approach. By using a team approach, the Company avoids the risk of changes in portfolio management style that may be encountered when a lead manager approach is utilized. The team approach creates portfolio management stability, which provides confidence that the process is repeatable, and has been used for almost three decades.